UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 27, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


          NEW YORK                     1-6663                   11-2037182
(State or other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


      275 WAGARAW ROAD, HAWTHORNE,
              NEW JERSEY                                           07506
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number, Including Area Code: 973-427-8224


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective April 1, 2006, E. Bruce Fredrikson's annual retainer fee for serving as a Director and Chairman of the Audit Committee increased from $8,000 to $18,000. The fee is payable in $4,500 installments in advance of each quarter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.

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(Registrant)

Date: May 1, 2006

/s/ William Pagano
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William Pagano, CEO